UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                               Amendment No. 1 to
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2006

                            WealthCraft Systems Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                    000-51575               88-0409165
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(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

Room 1005, 10th Floor, Universal Trade Centre, 3 Arbuthnot Road,
                         Hong Kong, SAR
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code +852-3586-8234

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On November 13, 2006, WealthCraft Systems Inc. (the "Registrant") filed a Current Report on Form 8-K (the "Current Report") reporting that on November 13, 2006, the Registrant approved a change in the independent accountants of the Registrant. This Amendment No. 1 to the Current Report is being filed to include the required exhibit 16.1, Letter re Change in Certifying Accountant.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits:

      16.1  Letter dated November 13, 2006, from Kyle L. Tingle, CPA, LLC

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WEALTHCRAFT SYSTEMS INC.


Date: November 16, 2006                 By: /s/ Kelly Jay Michael Tallas
                                            ------------------------------------
                                        Name:  Kelly Jay Michael Tallas
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer,
                                               (Principal Executive and
                                               Financial and Accounting Officer)


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